UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ETHAN ALLEN INTERIORS INC.
(Name of Registrant as Specified In Its Charter)

DGB Investment, Inc.

Douglas Bergeron Qualified Personal Residence Trust

Bergeron Nieces and Nephews Trust

DOUGLAS G. BERGERON

Anna Brockway

Kristine E. Miller

Stephen Oblak

Stefanie Tsen Ward

Jennifer m. harrison

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DGB Investment, Inc. (“DGB Investment”), Douglas G. Bergeron and the other participants named herein (collectively, “DGB”) have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly qualified director nominees at the 2026 annual meeting of stockholders of Ethan Allen Interiors Inc., a Delaware corporation.

Item 1: On October 20, 2026, DGB issued the following press release:

Independent Proxy Advisory Firm Egan-Jones Recommends Ethan Allen Shareholders Vote the White Proxy Card “For” All Five of Doug Bergeron’s Director Nominees

Recommends Shareholders “WITHHOLD” Votes from All Five Incumbent Directors

Cites Years of Declining Revenue and Earnings, Track Record of Failed Execution, and an Incumbent Board That Has Managed Ethan Allen for Cash Rather Than Growth

Highlights the Strength of Mr. Bergeron’s Highly Qualified Nominees and Credible Plan to Transition Leadership and Drive Shareholder Value

Mr. Bergeron Urges Shareholders to Follow Egan-Jones' Recommendation and Vote the WHITE Proxy Card "FOR" the Election of ALL of His Nominees

PARK CITY, Utah--(BUSINESS WIRE)--Doug Bergeron, a significant shareholder of Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) (NYSE: ETD) with beneficial ownership, collectively with his affiliates and associates, of approximately 5.2% of Ethan Allen’s outstanding common stock, today announced that independent proxy advisory firm Egan-Jones Proxy Services (“Egan-Jones”) has recommended that Ethan Allen shareholders vote on the WHITE universal proxy card “FOR” ALL FIVE of his highly qualified director nominees to the Board of Directors (the “Board”) – Douglas G. Bergeron, Anna Brockway, Kristine E. Miller, Steve Oblak, and Stefanie Tsen Ward – at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on November 4, 2026.

Egan-Jones recommended that shareholders “WITHHOLD” votes from all five incumbent directors, including Chairman and Chief Executive Officer M. Farooq Kathwari.

Mr. Bergeron commented, “We are pleased that Egan-Jones has recommended shareholders elect all five of our director nominees, recognizing the urgent need for change at Ethan Allen. Our case rests on two decades of deteriorating performance under the same Chairman and CEO, despite repeated assurances to the contrary by the Board and management. Egan-Jones has now independently confirmed that the Board’s promises of growth have not been met, and that the incumbent directors should not be entrusted with selecting the Company’s next leader. Egan-Jones’ recommendation validates the need for accountability, as well as the strength of our nominees’ experience and our credible plan to restore growth. We thank Egan-Jones for its thorough review, and we urge shareholders to follow its recommendation and vote FOR all five of our nominees on the WHITE universal proxy card.”

In commenting on Ethan Allen's deteriorating financial performance and the incumbent Board's record, Egan-Jones stated:*

•	“Despite its strong balance sheet, revenue has declined for years, falling revenue is driving falling earnings, and falling earnings are shrinking the cash balance. That path is not sustainable, and the Board has managed the business for cash rather than for growth.”

•	“The key difference between the two sides is not the diagnosis but the ability to act on it. Management has described the same problems, and the same fixes, for well over a decade: reach younger customers, modernize the brand, build a digital and omnichannel business, and grow. Each time, it said the company was positioned for growth. The results never followed.”

•	“Our engagement with management weighed heavily in our recommendation, as we found little evidence that the current strategy is working. The design center downsizing explains only a few years of a decade-long decline. Management cited marketing spending well above peers but shared no customer acquisition data. They could not say whether recent design centers are meeting the revenue targets behind their growth plan. They also said its core customers are the wealthiest group in the country and growing in number, which makes falling sales harder to explain. Taken together, these answers point to a problem of execution rather than market conditions.”

•	“The four independent directors joined between 2015 and 2022, so the Board has changed in name. In substance it has not: each has overseen Ethan Allen trailing the small-cap market since joining, and together they have preserved the same leadership, strategy and pay framework.”

In commenting on the strength of Mr. Bergeron's nominees and their plan to restore growth, Egan-Jones noted:*

•	“The DGB slate is highly qualified and was built to fill the exact gaps the incumbent Board lacks: modern retail, home furnishings, digital commerce, and brand revitalization. Two nominees helped build major home furnishings businesses, and the others have led turnarounds, luxury retail and digital strategy at scale.”

•	“DGB's plan targets the root cause: the failure to win new customers. It puts customer acquisition and digital first, alongside a brand refresh, an updated and more seasonal assortment, and a store-by-store review.”

•	“We believe that each DGB nominee is capable of executing this strategy given their strong background in retail and marketing: Ms. Brockway built customer acquisition at Chairish, Mr. Oblak grew Wayfair's home furnishings business online, Ms. Ward linked stores with digital selling at Neiman Marcus, and Ms. Miller led digital transformation at eBay.”

•	“The DGB slate brings the retail, home furnishings and digital experience the company needs, together with a concrete transition plan.”

Additional materials related to Mr. Bergeron’s campaign, including video interviews with his five director candidates, may be found at www.EthanAllenGrowth.com. Shareholders are encouraged to follow the campaign’s LinkedIn and X pages to stay informed in real time.

PROTECT YOUR INVESTMENT. RENEW AN AMERICAN ICON. VOTE THE WHITE UNIVERSAL PROXY CARD TODAY

Shareholders with questions on how to vote their shares may visit www.EthanAllenGrowth.com/How-To-Vote.

*DGB has neither sought nor obtained the consent of Egan-Jones to use previously published information in this press release.

ADDITIONAL INFORMATION

DGB Investment, Inc. and Douglas G. Bergeron, together with the other participants in their solicitation (collectively, “DGB”), have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies with respect to the election of DGB’s slate of highly qualified director candidates and the other proposals to be presented at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Ethan Allen Interiors Inc., a Delaware corporation (the “Company”). Stockholders are advised to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in DGB’s proxy solicitation. These materials and other materials filed by DGB with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by DGB with the SEC are also available, without charge, by directing a request to DGB’s proxy solicitor, Okapi Partners LLC, at its toll-free number (877) 285-5990 or via email at info@okapipartners.com.

Contacts

Media Contact:
DGB@gasthalter.com

Investor Contact:
Bruce Goldfarb / Chuck Garske
Okapi Partners
(877) 285-5990
info@okapipartners.com

Item 2: Also on October 20, 2026, DGB sent an email to subscribers of www.EthanAllenGrowth.com, which is included below:

Independent Proxy Advisory Firm Egan-Jones Recommends Ethan Allen Shareholders Vote the White Proxy Card “For” All Five of Doug Bergeron’s Director Nominees

Recommends Shareholders “WITHHOLD” Votes from All Five Incumbent Directors

Cites Years of Declining Revenue and Earnings, Track Record of Failed Execution, and an Incumbent Board That Has Managed Ethan Allen for Cash Rather Than Growth

Highlights the Strength of Mr. Bergeron’s Highly Qualified Nominees and Credible Plan to Transition Leadership and Drive Shareholder Value

Mr. Bergeron Urges Shareholders to Follow Egan-Jones' Recommendation and Vote the WHITE Proxy Card "FOR" the Election of ALL of His Nominees

PARK CITY, Utah--(BUSINESS WIRE)--Doug Bergeron, a significant shareholder of Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) (NYSE: ETD) with beneficial ownership, collectively with his affiliates and associates, of approximately 5.2% of Ethan Allen’s outstanding common stock, today announced that independent proxy advisory firm Egan-Jones Proxy Services (“Egan-Jones”) has recommended that Ethan Allen shareholders vote on the WHITE universal proxy card “FOR” ALL FIVE of his highly qualified director nominees to the Board of Directors (the “Board”) – Douglas G. Bergeron, Anna Brockway, Kristine E. Miller, Steve Oblak, and Stefanie Tsen Ward – at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on November 4, 2026.

Egan-Jones recommended that shareholders “WITHHOLD” votes from all five incumbent directors, including Chairman and Chief Executive Officer M. Farooq Kathwari.

Mr. Bergeron commented, “We are pleased that Egan-Jones has recommended shareholders elect all five of our director nominees, recognizing the urgent need for change at Ethan Allen. Our case rests on two decades of deteriorating performance under the same Chairman and CEO, despite repeated assurances to the contrary by the Board and management. Egan-Jones has now independently confirmed that the Board’s promises of growth have not been met, and that the incumbent directors should not be entrusted with selecting the Company’s next leader. Egan-Jones’ recommendation validates the need for accountability, as well as the strength of our nominees’ experience and our credible plan to restore growth. We thank Egan-Jones for its thorough review, and we urge shareholders to follow its recommendation and vote FOR all five of our nominees on the WHITE universal proxy card.”

In commenting on Ethan Allen's deteriorating financial performance and the incumbent Board's record, Egan-Jones stated:*

•	“Despite its strong balance sheet, revenue has declined for years, falling revenue is driving falling earnings, and falling earnings are shrinking the cash balance. That path is not sustainable, and the Board has managed the business for cash rather than for growth.”

•	“The key difference between the two sides is not the diagnosis but the ability to act on it. Management has described the same problems, and the same fixes, for well over a decade: reach younger customers, modernize the brand, build a digital and omnichannel business, and grow. Each time, it said the company was positioned for growth. The results never followed.”

•	“Our engagement with management weighed heavily in our recommendation, as we found little evidence that the current strategy is working. The design center downsizing explains only a few years of a decade-long decline. Management cited marketing spending well above peers but shared no customer acquisition data. They could not say whether recent design centers are meeting the revenue targets behind their growth plan. They also said its core customers are the wealthiest group in the country and growing in number, which makes falling sales harder to explain. Taken together, these answers point to a problem of execution rather than market conditions.”

•	“The four independent directors joined between 2015 and 2022, so the Board has changed in name. In substance it has not: each has overseen Ethan Allen trailing the small-cap market since joining, and together they have preserved the same leadership, strategy and pay framework.”

In commenting on the strength of Mr. Bergeron's nominees and their plan to restore growth, Egan-Jones noted:*

•	“The DGB slate is highly qualified and was built to fill the exact gaps the incumbent Board lacks: modern retail, home furnishings, digital commerce, and brand revitalization. Two nominees helped build major home furnishings businesses, and the others have led turnarounds, luxury retail and digital strategy at scale.”

•	“DGB's plan targets the root cause: the failure to win new customers. It puts customer acquisition and digital first, alongside a brand refresh, an updated and more seasonal assortment, and a store-by-store review.”

•	“We believe that each DGB nominee is capable of executing this strategy given their strong background in retail and marketing: Ms. Brockway built customer acquisition at Chairish, Mr. Oblak grew Wayfair's home furnishings business online, Ms. Ward linked stores with digital selling at Neiman Marcus, and Ms. Miller led digital transformation at eBay.”

•	“The DGB slate brings the retail, home furnishings and digital experience the company needs, together with a concrete transition plan.”

Additional materials related to Mr. Bergeron’s campaign, including video interviews with his five director candidates, may be found at www.EthanAllenGrowth.com. Shareholders are encouraged to follow the campaign’s LinkedIn and X pages to stay informed in real time.

PROTECT YOUR INVESTMENT. RENEW AN AMERICAN ICON. VOTE THE WHITE UNIVERSAL PROXY CARD TODAY

Shareholders with questions on how to vote their shares may visit www.EthanAllenGrowth.com/How-To-Vote.

*DGB has neither sought nor obtained the consent of Egan-Jones to use previously published information in this press release.

ADDITIONAL INFORMATION

DGB Investment, Inc. and Douglas G. Bergeron, together with the other participants in their solicitation (collectively, “DGB”), have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies with respect to the election of DGB’s slate of highly qualified director candidates and the other proposals to be presented at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Ethan Allen Interiors Inc., a Delaware corporation (the “Company”). Stockholders are advised to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in DGB’s proxy solicitation. These materials and other materials filed by DGB with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by DGB with the SEC are also available, without charge, by directing a request to DGB’s proxy solicitor, Okapi Partners LLC, at its toll-free number (877) 285-5990 or via email at info@okapipartners.com.

Contacts

Media Contact:
DGB@gasthalter.com

Investor Contact:
Bruce Goldfarb / Chuck Garske
Okapi Partners
(877) 285-5990
info@okapipartners.com

Item 3: Also on October 20, 2026, DGB posted the following materials on LinkedIn and X.com:

Item 4: Also on October 20, 2026, DGB posted the following material to www.EthanAllenGrowth.com: